UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005 (March 10, 2005)

APOLLO GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

5655 South Yosemite Street, Suite 200
Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (720) 886-9656

No Change
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 16, 2005, Apollo Gold Corporation (the “Company”) issued a press release reporting its financial results for the three months and year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) On March 10, 2005, the Company’s board of directors appointed Richard P. Graff to the Company’s board of directors effective immediately. Mr. Graff will serve on the Audit Committee of the Company’s board of directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

Exhibit
No.	Description
99.1	Press release of Apollo Gold Corporation dated March 16, 2005, reporting financial results for the three months and year ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 16, 2005

APOLLO GOLD CORPORATION

By:	/s/ MELVYN WILLIAMS

Melvyn Williams
Chief Financial Officer and Senior Vice President -
Finance and Corporate Development

Index to Exhibits

Exhibit
No.	Description
99.1	Press release of Apollo Gold Corporation dated March 16, 2005, reporting financial results for the three months and year ended December 31, 2004.